Special Opportunities Fund, Inc. January 31, 2024 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2023. On January 31, 2024, the monthly distribution under the MDP of $0.0954 per share will be paid to stockholders of record on January 22, 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the January 31, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	January 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0264	27.65%	$0.0264	27.65%
Net Realized Short-Term Capital Gains	$0.0219	22.99%	$0.0219	22.99%
Net Realized Long-Term Capital Gains	$0.0051	5.29%	$0.0051	5.29%
Return of Capital	$0.0420	44.07%	$0.0420	44.07%
Total Distribution	$0.0954	100.00%	$0.0954	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2023[2]	9.57%
Current Annualized Distribution Rate (current fiscal year)[3]	7.27%
Current Fiscal Year Cumulative Total Return[4]	18.83%
Cumulative Distribution Rate (current fiscal year)[5]	7.27%

____________

[1]	The Fund’s current fiscal year began on January 1, 2024

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2023, through December 31, 2023, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2023, through December 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. February 29, 2024 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2023. On February 29, 2024, the monthly distribution under the MDP of $0.0954 per share will be paid to stockholders of record on February 20, 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the February 29, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	February 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0466	48.85%	$0.0729	38.22%
Net Realized Short-Term Capital Gains	$0.0071	7.40%	$0.0290	15.22%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0417	43.75%	$0.0889	46.56%
Total Distribution	$0.0954	100.00%	$0.1908	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on January 31, 2024[2]	8.23%
Current Annualized Distribution Rate (current fiscal year)[3]	7.98%
Current Fiscal Year Cumulative Total Return[4]	0.89%
Cumulative Distribution Rate (current fiscal year)[5]	0.67%

____________

[1]	The Fund’s current fiscal year began on January 1, 2024

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of January 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2024, through January 31, 2024, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024, through January 31, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. March 29, 2024 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2023. On March 29, 2024, the monthly distribution under the MDP of $0.0954 per share will be paid to stockholders of record on March 20, 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the March 29, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	March 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0868	91.00%	$0.1595	55.74%
Net Realized Short-Term Capital Gains	$0.0005	0.52%	$0.0241	8.42%
Net Realized Long-Term Capital Gains	$0.0081	8.48%	$0.1026	35.84%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0954	100.00%	$0.2862	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on February 29, 2024[2]	8.32%
Current Annualized Distribution Rate (current fiscal year)[3]	7.83%
Current Fiscal Year Cumulative Total Return[4]	3.53%
Cumulative Distribution Rate (current fiscal year)[5]	1.31%

 ____________

[1]	The Fund’s current fiscal year began on January 1, 2024

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of February 29, 2024, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2024, through February 29, 2024, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024, through February 29, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. April 30, 2024 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2023. On April 30, 2024, the monthly distribution under the MDP of $0.0954 per share will be paid to stockholders of record on April 19, 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the April 30, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	April 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0315	33.05%	$0.1912	50.12%
Net Realized Short-Term Capital Gains	$0.0420	44.05%	$0.0618	16.19%
Net Realized Long-Term Capital Gains	$0.0219	22.90%	$0.1286	33.69%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0954	100.00%	$0.3816	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on March 31, 2024[2]	8.74%
Current Annualized Distribution Rate (current fiscal year)[3]	7.66%
Current Fiscal Year Cumulative Total Return[4]	6.56%
Cumulative Distribution Rate (current fiscal year)[5]	1.91%

____________

[1]	The Fund’s current fiscal year began on January 1, 2024

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of March 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2024, through March 31, 2024, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024, through March 31, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. May 31, 2024 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2023. On May 31, 2024, the monthly distribution under the MDP of $0.0954 per share will be paid to stockholders of record on May 21, 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the May 31, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	May 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0398	41.67%	$0.2311	48.44%
Net Realized Short-Term Capital Gains	$0.0556	58.33%	$0.1304	27.34%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.1155	24.22%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0954	100.00%	$0.4770	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on March 31, 2024[2]	7.90%
Current Annualized Distribution Rate (current fiscal year)[3]	7.85%
Current Fiscal Year Cumulative Total Return[4]	4.61%
Cumulative Distribution Rate (current fiscal year)[5]	2.62%

____________

[1]	The Fund’s current fiscal year began on January 1, 2024

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of April 30, 2024, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2024, through April 30, 2024, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024, through April 30, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. June 28, 2024 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2023. On June 28, 2024, the monthly distribution under the MDP of $0.0954 per share will be paid to stockholders of record on June 18, 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the June 28, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	June 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0954	100.00%	$0.3266	57.07%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0794	13.87%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.1663	29.06%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0954	100.00%	$0.5723	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on May 31, 2024[2]	9.48%
Current Annualized Distribution Rate (current fiscal year)[3]	7.56%
Current Fiscal Year Cumulative Total Return[4]	9.31%
Cumulative Distribution Rate (current fiscal year)[5]	3.15%

____________

[1]	The Fund’s current fiscal year began on January 1, 2024

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of May 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2024, through May 31, 2024, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024, through May 31, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. July 31, 2024 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2023. On July 31, 2024, the monthly distribution under the MDP of $0.0954 per share will be paid to stockholders of record on July 17, 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the July 31, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	July 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0438	45.87%	$0.3706	55.49%
Net Realized Short-Term Capital Gains	$0.0507	53.19%	$0.1522	22.79%
Net Realized Long-Term Capital Gains	$0.0009	0.94%	$0.1450	21.72%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0954	100.00%	$0.6678	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on June 30, 2024[2]	9.31%
Current Annualized Distribution Rate (current fiscal year)[3]	7.37%
Current Fiscal Year Cumulative Total Return[4]	12.82%
Cumulative Distribution Rate (current fiscal year)[5]	3.68%

____________

[1]	The Fund’s current fiscal year began on January 1, 2024

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of June 30, 2024, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2024, through June 30, 2024, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024, through June 30, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. August 30, 2024 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2023. On August 30, 2024, the monthly distribution under the MDP of $0.0954 per share will be paid to stockholders of record on August 21, 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the August 30, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	August 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0432	45.27%	$0.4139	54.23%
Net Realized Short-Term Capital Gains	$0.0306	32.07%	$0.1819	23.84%
Net Realized Long-Term Capital Gains	$0.0216	22.66%	$0.1674	21.93%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0954	100.00%	$0.7632	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on July 31, 2024[2]	9.68%
Current Annualized Distribution Rate (current fiscal year)[3]	7.16%
Current Fiscal Year Cumulative Total Return[4]	16.78%
Cumulative Distribution Rate (current fiscal year)[5]	4.18%

____________

[1]	The Fund’s current fiscal year began on January 1, 2024

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of July 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2024, through July 31, 2024, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024, through July 31, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. September 30, 2024 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2023. On September 30, 2024, the monthly distribution under the MDP of $0.0954 per share will be paid to stockholders of record on September 18, 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the September 30, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	September 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0824	86.33%	$0.4958	57.74%
Net Realized Short-Term Capital Gains	$0.0077	8.12%	$0.1901	22.14%
Net Realized Long-Term Capital Gains	$0.0053	5.55%	$0.1727	20.12%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0954	100.00%	$0.8586	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on August 31, 2024[2]	10.45%
Current Annualized Distribution Rate (current fiscal year)[3]	7.08%
Current Fiscal Year Cumulative Total Return[4]	18.87%
Cumulative Distribution Rate (current fiscal year)[5]	4.72%

____________

[1]	The Fund’s current fiscal year began on January 1, 2024

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of August 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2024, through August 31, 2024, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024, through August 31, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. October 31, 2024 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2023. On October 31, 2024, the monthly distribution under the MDP of $0.0954 per share will be paid to stockholders of record on October 22, 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the October 31, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	October 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0167	17.50%	$0.5131	53.78%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.3665	38.42%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0744	7.80%
Return of Capital	$0.0787	82.50%	$0.0000	0.00%
Total Distribution	$0.0954	100.00%	$0.9540	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on September 30, 2024[2]	10.35%
Current Annualized Distribution Rate (current fiscal year)[3]	6.99%
Current Fiscal Year Cumulative Total Return[4]	21.05%
Cumulative Distribution Rate (current fiscal year)[5]	5.25%

____________

[1]	The Fund’s current fiscal year began on January 1, 2024

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of September 30, 2024, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2024, through September 30, 2024, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024, through September 30, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. November 29, 2024 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2023. On November 29, 2024, the monthly distribution under the MDP of $0.0954 per share will be paid to stockholders of record on November 19, 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the November 29, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	November 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0771	80.77%	$0.5898	56.20%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.4596	43.80%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0183	19.23%	$0.0000	0.00%
Total Distribution	$0.0954	100.00%	$1.0494	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on October 31, 2024[2]	10.13%
Current Annualized Distribution Rate (current fiscal year)[3]	7.04%
Current Fiscal Year Cumulative Total Return[4]	20.86%
Cumulative Distribution Rate (current fiscal year)[5]	5.87%

____________

[1]	The Fund’s current fiscal year began on January 1, 2024

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of October 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2024, through October 31, 2024, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024, through October 31, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. December 31, 2024 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2023. On December 31, 2024, the monthly distribution under the MDP of $0.0954 per share will be paid to stockholders of record on December 17, 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the December 31, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	December 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0954	100.00%	$0.9835	85.91%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.1613	14.09%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0954	100.00%	$1.1448	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on November 30, 2024[2]	11.21%
Current Annualized Distribution Rate (current fiscal year)[3]	6.60%
Current Fiscal Year Cumulative Total Return[4]	29.70%
Cumulative Distribution Rate (current fiscal year)[5]	6.05%

____________

[1]	The Fund’s current fiscal year began on January 1, 2024

[2]	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

[3]	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of November 30, 2024, annualized as a percentage of the Fund’s NAV at the same date.

[4]
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2024, through November 30, 2024, including distributions paid and assuming reinvestment of those distributions.

[5]
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2024, through November 30, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com